UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AILERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 2(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AILERON THERAPEUTICS, INC.

285 Summer Street, Suite 101

Boston, Massachusetts 02210

(617) 995-0900

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2022

Dear Stockholders:

You are cordially invited to attend the 2022 annual meeting of stockholders of Aileron Therapeutics, Inc. to be held on Wednesday, June 15, 2022 at 8:30 a.m., Eastern Daylight Time. The meeting will be held virtually via the Internet at www.meetnow.global/MLDTRV7. At the annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two Class II directors to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified;

2.

An amendment to our restated certificate of incorporation, as amended, to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our board of directors prior to December 31, 2022 without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio (the “Reverse Split Proposal”);

3.

An amendment to our restated certificate of incorporation, as amended, to set the number of authorized shares of our common stock at a number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio, subject to approval by our stockholders of the Reverse Split Proposal and our implementation of a reverse stock split described in the proxy statement;

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 22, 2022, will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs, and reduces the environmental impact of our annual meeting.

We are very pleased that this year’s annual meeting will be a virtual meeting of stockholders, conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MLDTRV7. There is no physical location for the annual meeting.

Whether or not you expect to attend the annual meeting online, please vote your shares to ensure your representation and the presence of a quorum at the annual meeting. Your vote is important regardless of the number of shares you own. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

A complete list of stockholders entitled to vote at the annual meeting will be available to stockholders of record during the annual meeting for examination at www.meetnow.global/MLDTRV7.

We encourage all stockholders to attend the annual meeting online. Whether or not you plan to attend the annual meeting online, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

Thank you for your ongoing support and continued interest in Aileron Therapeutics. By Order of the Board of Directors,

Manuel C. Alves Aivado, M.D., Ph.D.

President and Chief Executive Officer

Boston, Massachusetts

April         , 2022

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and our 2021 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.envisionreports.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling (866) 641-4276, or by emailing investorvote@computershare.com with “Proxy Materials Aileron Therapeutics, Inc.” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/ALRN.

Preliminary Proxy Statement – Subject to Completion

285 Summer Street, Suite 101

Boston, Massachusetts 02210

(617) 995-0900

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Aileron Therapeutics, Inc. for use at the annual meeting of stockholders to be held on Wednesday, June 15, 2022, at 8:30 a.m., Eastern Daylight Time, and any adjournment thereof, or the annual meeting. The meeting will be held virtually via the Internet at www.meetnow.global/MLDTRV7. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. Further information about how to attend the annual meeting online is included in this proxy statement.

Except where the context otherwise requires, references to “Aileron Therapeutics,” “the Company,” “we,” “us,” “our,” and similar terms refer to Aileron Therapeutics, Inc.

The board of directors of Aileron is using this proxy statement to solicit proxies for use at the annual meeting. This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies.

Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2021, or the 2021 annual report. We are mailing the Notice on or about May 6, 2022, and it contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2021 annual report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 15, 2022:

This proxy statement and our 2021 annual report are

available for viewing, printing, and downloading at http://www.envisionreports.com/ALRN.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Aileron Therapeutics, Inc., 285 Summer Street, Suite 101, Boston, Massachusetts 02210 or by calling (866) 641-4276, by emailing investorvote@computershare.com with “Proxy Materials Aileron Therapeutics, Inc.” in the subject line, or by submitting a request over the Internet at www.envisionreports.com/ALRN. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?

A.

Our board of directors has made these materials available to you in connection with the solicitation of proxies for use at our 2022 annual meeting of stockholders to be held on Wednesday, June 15, 2022, at 8:30 a.m., Eastern Daylight Time. As a holder of common stock, you are invited to attend the annual meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission, or SEC, rules and is designed to assist you in voting your shares.

Q.	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a complete set of proxy materials?

A.

In accordance with SEC rules, we may furnish proxy materials, including this proxy statement and our 2021 annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. The proxy materials, including this proxy statement, a proxy card, and our 2021 annual report, are available for viewing, printing, and downloading on the Internet at http://www.envisionreports.com/ALRN.

Q.	What is the purpose of the annual meeting?

A.	At the annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two Class II directors to serve until the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified (Proposal 1);

2.

The approval of an amendment to our restated certificate of incorporation, as amended, to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our board of directors prior to December 31, 2022 without further approval or authorization of our stockholders and with our board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio (the “Reverse Split Proposal”) (Proposal 2);

3.

The approval of an amendment to our restated certificate of incorporation, as amended, to set the number of authorized shares of our common stock at a number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio, subject to approval by our stockholders of the Reverse Split Proposal and our implementation of a reverse stock split described herein (the “Authorized Shares Proposal”) (Proposal 3);

4.

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Proposal”) (Proposal 4); and

5.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first four items noted above.

Q:	How can I attend the annual meeting?

A:	The annual meeting will be a virtual meeting of stockholders, conducted exclusively by webcast. No physical meeting will be held. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetnow.global/MLDTRV7. You also will be able to vote your shares online during the annual meeting by webcast. The online meeting will begin promptly at 8:30 a.m., Eastern Time, on June 15, 2022. We encourage you to access the meeting one hour prior to the start time to check-in.

If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the annual meeting online. Please follow the instructions on the Notice or proxy card.

If you hold your shares through an intermediary, such as a bank, or broker, then you shares are held in “street name” and you must register in advance to attend the annual meeting online. In this case, your Notice will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the annual meeting. To register to attend the annual meeting online, you must submit proof of your legal proxy reflecting your holdings and your name and email address to Computershare no later than 5:00 p.m. Eastern Time on June 14, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare as follows.:

By email: Forward the e-mail from your bank or broker, or attach an image of your legal proxy to:

legalproxy@computershare.com

By mail:

Computershare

ALRN Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Q.	Who can vote at the annual meeting?

A.

To be entitled to vote, you must have been a stockholder of record at the close of business on April 22, 2022, the record date for our annual meeting. There were [                ] shares of our common stock outstanding and entitled to vote at the annual meeting as of the record date.

Q.	How many votes do I have?

A.	Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the annual meeting.

Q.	How do I vote?

A.

If you are the “stockholder of record” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A., you may vote your shares by proxy prior to the annual meeting or online at the annual meeting as follows:

1.

Online Prior to the annual meeting: To vote online prior to the annual meeting, please go to the following website: www.envisionreports.com/ALRN. Follow the instructions at that site for submitting your proxy electronically. If you vote online, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must specify how you want your shares voted, or your online vote cannot be completed, and you will receive an error message. You must submit your online proxy before 11:59 p.m., Eastern Daylight Time, on June 14, 2022, the day before the annual meeting, for your proxy to be valid and your vote to count.

2.

By Telephone: To vote by telephone, please call (800) 652-VOTE (8683), and follow the instructions provided in the Notice and on the proxy card. You do not need to complete and mail your proxy card or vote your proxy over the Internet if you vote by telephone. You must specify how you want your shares voted and confirm your vote at the end of the call, or your telephone vote cannot be completed. You must submit your telephonic proxy before 11:59 p.m., Eastern Daylight Time, on June 14, 2022, the day before the annual meeting, for your proxy to be valid and your vote to count.

3.

By Mail: To vote by mail, you must request printed copies of the proxy materials and mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or telephone. Computershare Trust Company, N.A. must receive the proxy card not later than 5:00 p.m. on June 14, 2022, the day before the annual meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

4.

Online during the annual meeting: If you attend the annual meeting online, you may vote online during the annual meeting. You will need your control number included on your proxy card to be able to vote during the annual meeting. If you vote by proxy prior to the annual meeting and choose to attend the annual meeting online, there is no need to vote again during the annual meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank or broker, then you are deemed to be the beneficial owner of your shares, and the bank or broker that holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials and voting and revocation instructions should have been forwarded to you by the bank or broker that holds your shares. To vote your shares, you will need to follow the instructions that your bank or broker provides you. Many brokers solicit voting instructions over the Internet or by telephone. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank or broker that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions and any other materials that you receive from that organization.

If you do not give instructions to your bank or broker, your bank or broker will still be able to vote your shares with respect to certain “discretionary” items. The Reverse Split Proposal (Proposal 2), the Authorized Shares Proposal (Proposal 3), and the Auditor Proposal (Proposal 4) are each considered a discretionary item. Accordingly, your bank or broker may vote your shares in its discretion with respect to Proposal 2, Proposal 3, and Proposal 4, even if you do not give voting instructions on Proposal 2, Proposal 3, or Proposal 4, as applicable.

However, under applicable stock exchange rules that regulate voting by registered brokerage firms, the election of the Class II directors (Proposal 1) is not considered to be a discretionary item. Accordingly, if you do not give your bank or broker voting instructions on Proposal 1, your bank or broker may not vote your shares with respect to this matter, and your shares will be counted as “broker non-votes” concerning Proposal 1. Broker non-votes occur when your bank or broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

You are welcome to attend the meeting online regardless of whether your shares are held in street name. However, you may not attend the annual meeting if you hold shares in street name unless you register with a legal proxy as described above. You must also obtain a legal proxy executed in your favor from the holder of record (i.e., your bank or broker) to vote shares held in street name during the meeting. A legal proxy is not the form of proxy included with this proxy statement. If you hold your shares in “street name,” you must request a legal proxy from your bank, broker, or other nominee to attend the annual meeting or vote during the annual meeting.

Even if you plan to attend the annual meeting online, we urge you to vote your shares by proxy in advance of the annual meeting so that if you should become unable to attend the annual meeting, your shares will be voted as directed by you.

Q.	Can I change my vote?

A.

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the annual meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone prior to the annual meeting as instructed above. Only your latest Internet or telephone vote is counted.

2.	Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.

Attend the annual meeting online and vote during the meeting as instructed above. Attending the annual meeting online will not alone revoke your Internet vote, telephone vote, or proxy card submitted by mail, as the case may be.

4.	Give our corporate secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank or broker or other nominee. You may also vote online at the annual meeting if you obtain a legal proxy, as described in the answer above.

Q.	How do I submit a question at the annual meeting?

A.	You may submit a question before and during the annual meeting by visiting www.meetnow.global/MLDTRV7.

Q.	How many shares must be represented to have a quorum and hold the annual meeting?

A.

A majority of our shares of common stock outstanding at the record date must be present in person or represented by proxy to hold the annual meeting. This is called a quorum. To determine whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail, or that are represented in person at the meeting. Shares present virtually during the annual meeting will be considered shares of common stock represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present any shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present any shares counted as broker non-votes for the purpose of establish a quorum. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter, and how are votes counted?

A.	Proposal 1—Election of Class II Directors

A nominee will be elected as a director at the annual meeting if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the annual meeting.

Proposal 2—Approval of the Reverse Split Proposal

The affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting is required to approve the Reverse Split Proposal.

Proposal 3—Approval of the Authorized Shares Proposal

The affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting is required to approve the Authorized Shares Proposal.

Proposal 4—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the stockholders representing a majority of the votes cast on the matter is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2022.

Shares that abstain from voting and “broker non-votes” concerning a matter will not be counted as votes in favor of such matter and will not be counted as shares voting or cast on such matter. Accordingly, abstentions and “broker non-votes” will not affect the voting on Proposal 1 or Proposal 4. However, because the Reverse Split Proposal and the Authorized Shares Proposal each require the affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting, shares which abstain from voting and “broker non-votes” concerning the Reverse Split Proposal (Proposal 2) and the Authorized Shares Proposal (Proposal 3) will have the same practical effect as votes against the Reverse Split Proposal and the Authorized Shares Proposal, respectively.

Q.	Who will count the vote?

A.	The votes will be counted, tabulated, and certified by Computershare Trust Company, N.A.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of the nominees to serve as Class II directors, to serve until the 2025 annual meeting of stockholders, and until his successor has been duly elected and qualified;

FOR the approval of the Reverse Split Proposal;

FOR the approval of the Authorized Shares Proposal; and

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.	Are there other matters to be voted on at the annual meeting?

A.

We do not know of any matters that may come before the annual meeting other than the election of the Class II directors, the approval of the Reverse Split Proposal, the approval of the Authorized Shares Proposal, and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote or otherwise act in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.

We plan to announce preliminary voting results at the annual meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the date of our annual meeting.

Q.	What are the costs of soliciting these proxies?

A.

We will bear the cost of soliciting proxies. We have retained Alliance Advisors to assist us in the solicitation of proxies for an aggregate fee of approximately $12,500 to $17,500. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile, and in-person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Implications of Being an “Emerging Growth Company” and a Smaller Reporting Company

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We may remain an emerging growth company until December 31, 2022, or until such earlier time as we have more than $1.07 billion in annual revenue, the market value of our stock held by non-affiliates is more than $700 million, or we issue more than $1 billion of non-convertible debt over a three-year period. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that apply to other public companies that are not emerging growth companies. These exemptions include not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or Section 404, not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates is less than $700 million, and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation.

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

Our restated certificate of incorporation, as amended, provides for a classified board of directors. This means our board of directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders.

Our board of directors currently consists of seven members, divided into three classes as follows:

•	Class I is comprised of Jeffrey A. Bailey and Jodie P. Morrison, each with a term ending at the 2024 annual meeting of stockholders;

•	Class II is comprised of William T. McKee and Nolan Sigal, M.D., Ph.D., each with a term ending at the annual meeting; and

•	Class III is comprised of Manuel C. Alves Aivado, M.D., Ph.D., Reinhard Ambros, Ph.D., and Josef H. von Rickenbach, each with a term ending at the 2023 annual meeting of stockholders.

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated each of William T. McKee and Nolan Sigal, M.D., Ph.D. for re-election as Class II directors, with a term ending at the 2025 annual meeting of stockholders.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of Mr. McKee and Dr. Sigal to three-year terms ending at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified. If elected, Mr. McKee and Dr. Sigal have indicated a willingness to continue to serve as a director. In the event that Mr. McKee or Dr. Sigal should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute or to reduce the number of directors to be elected.

Each of Mr. McKee and Dr. Sigal will be elected as a director at the annual meeting if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting.

Set forth below are the names of and certain information for each board member, including the nominees for election as Class II directors, as of [April 29, 2022]. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

Nominees for Election as Class II Directors

William T. McKee has served as a member of our board of directors since June 2019. Mr. McKee has served as the chief executive officer of MBJC Associates, LLC, a business consulting firm serving the pharmaceutical and biotechnology industry, since June 2010. From April 2020 to June 2021, Mr. McKee served as interim chief financial officer of C4 Therapeutics, Inc., a clinical-stage biopharmaceutical company. Mr. McKee served as chief operating officer and chief financial officer for EKR Therapeutics, Inc., or EKR, a specialty pharmaceutical company, from July 2010 until June 2012, when EKR was sold to Cornerstone Therapeutics Inc. From December 2008 until March 2010, Mr. McKee served as the executive vice president, chief financial officer, and treasurer of Barr Pharmaceuticals, LLC, a subsidiary of Teva Pharmaceutical Industries Limited, or Teva, and the successor entity to Barr Pharmaceuticals, Inc., or Barr, which was acquired by Teva in December 2008. Mr. McKee was also executive vice president and chief financial officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as director of international operations and vice president-finance at Absolute

Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA’s, and from 1983 until 1990, he worked at Deloitte & Touche LLP. Mr. McKee serves as a member of the board of directors and chairman of the audit committee of Assertio Therapeutics, Inc., a specialty pharmaceutical company. Mr. McKee received a B.B.A. from the University of Notre Dame. We believe Mr. McKee is qualified to serve on our board of directors due to his extensive management and financial experience in the life sciences industry and his experience on corporate boards of public companies.

Nolan Sigal, M.D., Ph.D., has served as a member of our board of directors since April 2019. Dr. Sigal has served as a partner at Satter Management Co., L.P., a private investment firm, since January 2018. From March 2008 to December 2017, Dr. Sigal was founder and chief executive officer of Tunitas Therapeutics, Inc. Prior to Tunitas, Dr. Sigal’s biotechnology experience included president of Trellis Bioscience, Inc., EVP of research and development, and chief scientific officer at Cytokinetics, Inc., and SVP, research at Pharmacopeia, Inc., where he was one of Pharmacopeia’s founders. He served at Merck & Company Inc. as executive director of the Department of Immunology Research. Prior to Merck, he was an assistant professor at the University of Toronto. Dr. Sigal graduated from Princeton University with an A.B. in Chemistry, and he completed an M.D./Ph.D. program at the University of Pennsylvania. We believe Dr. Sigal is qualified to serve on our board of directors due to his significant experience as an executive of a biopharmaceutical company and his background in life sciences investing.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF WILLIAM T. MCKEE AND NOLAN SIGAL, M.D., PH.D. AS CLASS II DIRECTORS.

Directors Continuing in Office Class I Directors (Term Expires at 2024 Annual Meeting)

Jeffrey A. Bailey has served as chair of our board of directors and as a member of our board of directors since March 2018. From November 2020 to March 2022, Mr. Bailey served as chief executive officer and director of BioDelivery Sciences, Inc., a publicly-traded commercial-stage specialty pharmaceutical company that Collegium Pharmaceutical, Inc. acquired in March 2022. From December 2015 until March 2017, Mr. Bailey served as chair and chief executive officer of Neurovance, Inc., a biotechnology firm acquired by Otsuka Pharmaceutical in 2017. Previously, from January 2013 through June 2015, Mr. Bailey served as president and chief executive officer and as a director of Lantheus Medical Imaging, Inc., a public medical diagnostic company. Prior to 2013, Mr. Bailey held various leadership positions with several public and private pharmaceutical and medical device companies, including operating unit president at Novartis Pharmaceuticals, a multinational pharmaceutical company, and a 22-year career with Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods manufacturing company (including Janssen Pharmaceutica NV). Mr. Bailey has served as a trustee of Tekla Capital since September 2020 and as an advisor to Venture Investors / Madison Vaccines since October 2017. Mr. Bailey received a B.S. from Rutgers University. We believe Mr. Bailey is qualified to serve on our board of directors due to his extensive management experience in the life sciences industry and his experience on corporate boards of companies in the life sciences industry.

Jodie P. Morrison has served as a member of our board of directors since June 2017. Since July 2021, Ms. Morrison has served as a venture partner at Atlas Ventures, a leading early-stage venture capital firm. From February 2019 to March 2021, Ms. Morrison served as chief executive officer of Cadent Therapeutics, Inc., a privately-held biotechnology company, that was acquired by Novartis. From April 2018 to December 2018, Ms. Morrison served as interim chief executive officer of Keryx Biopharmaceuticals, Inc., a biopharmaceutical company. Since May 2017, Ms. Morrison has provided services to venture capital, biotechnology, and pharmaceutical companies, including serving as acting chief operating officer of Syntimmune, Inc., a clinical-stage biotechnology company, from January 2018 to July 2018 and as president and chief executive officer of eGenesis, Inc., a private life sciences company, from September 2017 to November 2017. Prior to founding Morrison Advisory, Ms. Morrison served as the president and chief executive officer of Tokai Pharmaceuticals, Inc, now Novus Therapeutics, Inc., or Novus, a biopharmaceutical company, from March 2013 until May 2017.

From December 2006 until March 2013, Ms. Morrison held other senior positions with Tokai, including chief operating officer, head of clinical affairs and program operations, and vice president of clinical affairs and program operations. Prior to joining Novus, Ms. Morrison served as director of clinical operations and medical affairs at Dyax Corporation, or Dyax. Prior to joining Dyax, Ms. Morrison held clinical management positions at both Curis, Inc. and Diacrin, Inc. Ms. Morrison serves as a chair of the board of directors of Ribon Therapeutics, Inc., and as a member of the board of directors at Rectify Pharmaceuticals, Inc. Ms. Morrison previously served on the board of directors of Cadent Therapeutics, Inc., prior to its acquisition by Novartis; on the board of directors of Keryx Biopharmaceuticals, Inc., prior to its merger with Akebia Therapeutics, Inc.; on the board of directors of Akebia and on the board of directors of Novus Therapeutics. Ms. Morrison received a B.A. in neuroscience from Mount Holyoke College, a clinical research certification from the Boston University School of Medicine, and business training through the Greater Boston Executive Program at the MIT Sloan School of Management. We believe Ms. Morrison is qualified to serve on our board of directors due to her extensive management experience in the life sciences industry and her experience on corporate boards of public companies.

Class III Directors (Term Expires at 2023 Annual Meeting)

Manuel C. Alves Aivado, M.D., Ph.D., has served as our president and chief executive officer and as a member of our board of directors since September 2018. Previously, Dr. Aivado served as our senior vice president, chief medical officer since September 2014. From March 2012 to September 2014, Dr. Aivado served as vice president of clinical development and pharmacovigilance at Taiho Oncology, Inc., a pharmaceutical company. From October 2006 to March 2012, Dr. Aivado served as senior medical director in the clinical development group at GlaxoSmithKline, Inc., a global pharmaceutical company. Dr. Aivado has also served as an instructor in medicine at Beth Israel Deaconess Medical Center/Harvard Medical School. Prior to his industry experience, Dr. Aivado practiced clinical medicine in Germany for nearly ten years. During that time, he was awarded the Dr. Mildred Scheel cancer research scholarship award in 2002. Dr. Aivado is a German board-certified physician for internal medicine, hematology, and medical oncology. He received an M.D. and Ph.D. from the Medical School of the University of Dusseldorf in Germany. We believe that Dr. Aivado is qualified to serve on our board of directors due to his service as our president and chief executive officer, previous role as our chief medical officer, extensive knowledge of our company, and significant background in pharmaceutical research and development.

Reinhard J. Ambros, Ph.D., has served as a member of our board of directors since June 2013. From 2005 until 2017, Dr. Ambros served as global head of Novartis Venture Funds, a globally acting corporate biotechnology venture fund. Prior to that, from 1999 until 2005, he served as head of group strategic planning and as global head of business development and licensing for cardiovascular and metabolic diseases at Novartis AG, a multinational pharmaceutical company. He currently serves on the board of several biotechnology companies in Europe and the United States. He also serves as advisor to German and Swiss Government Biotechnology Funds. Dr. Ambros received an M.S. from the University of Regensburg, Germany, and a Ph.D. in medicinal chemistry and pharmacology from the University of Regensburg, Germany. We believe Dr. Ambros is qualified to serve on our board of directors due to his management experience in the biotechnology sector and his service on other boards of directors.

Josef H. von Rickenbach has served as a member of our board of directors since June 2019. Mr. von Rickenbach has served as managing director of Stet Vision LLC, a life sciences business advisory firm, since December 2018. He co-founded and served as president and chief executive officer of HelioVision, Inc., a biotechnology company, from April 2017 until its acquisition by Aldeyra Therapeutics, Inc. in February 2019. Previously, Mr. von Rickenbach was a founder of Parexel International Corporation in 1982 and served as a director, Chairman of the Board, and Chief Executive Officer of Parexel from 1983 until the company’s acquisition by Pamplona Capital Management, LLP in September 2017. Mr. von Rickenbach received an M.B.A. from Harvard Business School and a B.A. in Business Economics from the University of Lucerne in Switzerland. We believe Mr. von Rickenbach is qualified to serve on our board of directors due to his management experience in the biotechnology sector, his decades of experience in drug development, and his service on other boards of directors.

The information presented above regarding the specific experience, qualifications, attributes, and skills of each director and nominee led our nominating and corporate governance committee and our board of directors to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance Matters—Director Nomination Process” that the nominating and corporate governance committee expects of each director. There are no family relationships among any of our directors, nominees for director, or executive officers.

Proposal 2: To Approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split and, in Connection Therewith, to Decrease the Number of Authorized Shares of Our Common Stock on a Basis Proportional to the Reverse Stock Split Ratio

General

In March 2022, our board of directors unanimously approved, subject to stockholder approval, a certificate of amendment to our restated certificate of incorporation, as amended, to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-5 and not more than 1-for-25 at any time prior to December 31, 2022, with the exact ratio to be set within this range by our board of directors at its sole discretion and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio (the “Reverse Stock Split”). In its sole discretion, the board of directors may alternatively elect to abandon such proposed certificate of amendment and not effect the Reverse Stock Split approved by stockholders. Upon the effectiveness of the certificate of amendment to our restated certificate of incorporation, as amended, effecting the Reverse Stock Split, (a) the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our board of directors and (b) the number of authorized shares of our common stock will be decreased on a basis proportional to the reverse stock split ratio, provided that if the Authorized Shares Proposal is approved and implemented, which is subject to the approved and implementation of this proposal, the number of authorized shares of our common stock would, following the implementation of reverse stock split and proportional decrease of our authorized shares, then be increased by three times such resulting number of authorized shares. This proposed amendment to our restated certificate of incorporation, as amended, is described further below in Proposal 3.

If our stockholders approve the Reverse Split Proposal, our board of directors would have the sole discretion to effect the Reverse Stock Split at any time prior to December 31, 2022, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-5 and not more than 1-for-25. We believe that enabling our board of directors to fix the specific ratio of the Reverse Stock Split within the stated

range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”

If our stockholders approve the Reverse Split Proposal, the Reverse Stock Split would become effective upon the time specified in the certificate of amendment to our restated certificate of incorporation, as amended, as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment and the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but the Reverse Stock Split will not occur after December 31, 2022. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the certificate of amendment and the Reverse Stock Split if, at any time prior to the filing of the certificate of amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the Reverse Stock Split is to increase the per-share trading price of our common stock to:

•	maintain the listing of our common stock on the Nasdaq Stock Market (“Nasdaq”) and avoid delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below);

•	broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and

•	make our common stock a more attractive investment to institutional investors.

In evaluating whether to effect the Reverse Stock Split, our board of directors has and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In recommending the Reverse Split Proposal, our board of directors determined that the potential benefits significantly outweighed these potential negative factors.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Split Proposal, our board of directors will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-25 range, would be determined by our board of directors and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our board of directors will consider, among other things, factors such as:

•	Nasdaq’s minimum price per share requirements;

•	the historical trading prices and trading volume of our common stock;

•	the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

•	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

Our board of directors is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the price of our common stock to meet the price criteria for continued listing on Nasdaq. Our common stock is publicly traded and listed on the Nasdaq Capital Market under the symbol “ALRN.” Our board of directors believes that, in addition to increasing the price of our common stock to meet the price criteria for continued listing on the Nasdaq Capital Market, the Reverse Stock Split would also make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

At our 2020 annual meeting of stockholders, we asked stockholders to approve, and stockholders did approve, a proposal similar to this Proposal Two. However, a reverse stock split was not implemented prior to the expiration of such approval on December 31, 2020.

On December 6, 2021, we received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying us that, for the last 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), we have been provided an initial period of 180 calendar days, or until June 6, 2022 (the “Compliance Date”), to regain compliance with the Bid Price Rule. If at any time before the Compliance Date the bid price for our common stock closes at $1.00 or more per share for a minimum of 10 consecutive business days, as required under the Compliance Period Rule, Nasdaq will provide written notification to us that we are in compliance with the Bid Price Rule, unless Nasdaq’s staff exercises its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If we do not regain compliance with the Bid Price Rule by the Compliance Date, we may be eligible for an additional 180 calendar day compliance period (the “Second Compliance Period”). To qualify, we would need to meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the Bid Price Rule, and provide written notice to Nasdaq of our intention to cure the deficiency during the Second Compliance Period by effecting a reverse stock split, if necessary.

If we do not regain compliance with the Bid Price Rule by the Compliance Date and it appears to Nasdaq’s staff that we will not be able to regain compliance with the Bid Price Rule during the Second Compliance Period, or we are otherwise not eligible for the Second Compliance Period, then Nasdaq will provide notice to us that our common stock will be subject to delisting. At that time, we may appeal the Nasdaq staff’s delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). We would expect our common stock to remain listed pending the Panel’s decision. However, there can be no assurance that, even if we do appeal the Nasdaq staff’s delisting determination to the Panel, such appeal would be successful.

In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated, and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.

In addition, our board of directors believes that the increase in the market price of our common stock that will result from the Reverse Stock Split could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price that may result from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Although we expect that the Reverse Stock Split will increase the market price of our common stock as result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per-share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Stock Split. Also, we cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Further, the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the expected increase in stock price as a result of the Reverse Stock Split is not sustained. For instance, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect the Reverse Stock Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While our board of directors has proposed the Reverse Stock Split to bring the price of our common stock back above $1.00 per share to meet the requirements for the continued listing of our common stock on Nasdaq, there is no guarantee that the price of our common stock will not decrease in the future, or that our common stock will remain in compliance with Nasdaq listing standards. Additionally, there can be no guarantee that the closing bid price of our common stock will remain at or above $1.00 for 10 consecutive trading days, whether following the Reverse Stock Split or otherwise, which is required to cure our current Nasdaq listing standard deficiency.

Effect of the Reverse Stock Split

If our stockholders approve the Reverse Split Proposal and our board of directors elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our board of directors. As of the effective time of the Reverse Stock Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the Reverse Stock Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

The Reverse Stock Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We will not issue any fractional shares as a result of the Reverse Stock Split, and in lieu thereof any stockholders that would otherwise be entitled to receive a fractional share will be entitled to a cash payment. The Reverse Stock Split would not change the terms of our common stock. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Assuming Reverse Stock Split ratios of 1-for-5, 1-for-10 and 1-for-25, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, warrants and restricted stock units, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on 90,823,597 shares of common stock outstanding as of April 10, 2022.

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-5	Reverse Stock Split Ratio of 1-for-10	Reverse Stock Split Ratio of 1-for-25
Number of Shares of Common Stock Issued and Outstanding	90,823,597	18,164,719	9,082,360	3,632,944
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options, Warrants and Restricted Stock Units	24,892,820	4,978,564	2,489,282	995,713
Weighted-Average Exercise Price of Outstanding Options and Warrants	$1.77	$8.83	$17.65	$44.13

If our board of directors does not implement the Reverse Stock Split prior to December 31, 2022, the authority granted in this proposal to implement the Reverse Stock Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Split Proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our common stock and securities exercisable for our common stock.

Authorized Shares of Common Stock

We are currently authorized under our restated certificate of incorporation, as amended, to issue up to a total of 305,000,000 shares of capital stock, comprised of 300,000,000 shares of common stock and 5,000,000 shares of preferred stock. Authorized shares represent the number of shares of common stock that we are permitted to issue under our restated certificate of incorporation, as amended. If the Reverse Split Proposal is implemented, and without implemented of the Authorized Share Proposal, it would reduce both the number of issued and outstanding shares of common stock and the number of authorized shares of common stock by the ratio selected by our board of directors within the 1-for-5 to 1-for-25 range described above. However, if both the Reverse Split Proposal (Proposal 2) and Authorized Shares Proposal (Proposal 3) are approved by our stockholders and subsequently implemented, the number of authorized shares of our common stock would ultimately be set at the number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If stockholders approve the Reverse Split Proposal, and if our board of directors determines to effect the Reverse Stock Split (with the ratio to be determined in the discretion of the board within the parameters described), we will file with the Secretary of State of the State of Delaware a certificate of amendment to our restated certificate of incorporation, as amended, in the form attached hereto as Appendix A (the “Certificate of Amendment”), reflecting such reverse stock split ratio determined by the board of directors. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the Certificate of Amendment shall be determined in the discretion of our board of directors and in accordance with applicable law. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.

Our board of directors has approved the amendment to our restated certificate of incorporation, as amended. The ratio of the Reverse Stock Split, within the parameters described, and the implementation and timing of such Reverse Stock Split shall be determined in the discretion of our board of directors.

If the Reverse Stock Split is implemented, our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No written confirmations will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Our common stock will also receive a new CUSIP number.

Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the Reverse Stock Split.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a broker, bank or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks or other nominees will be instructed to effect a reverse stock split for their beneficial holders holding our common stock in “street name.” However, these brokers, banks or other nominees may have different procedures than registered stockholders for processing a reverse stock split. If you hold your shares with a broker, bank or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio would be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock as reported on Nasdaq on the effective date of the Reverse Stock Split.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our restated certificate of incorporation, as amended, or bylaws, provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ capital stock.

Accounting Matters

The Reverse Stock Split would not affect the per-share par value of our common stock, which would remain at $0.001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts set forth in our future financial statements.

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation, As Amended

Our board of directors reserves the right to abandon the amendment to our restated certificate of incorporation, as amended, described in this Reverse Split Proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the special meeting. By voting in favor of the amendment to our restated certificate of incorporation, as amended, stockholders are also expressly authorizing the board to determine not to proceed with and abandon the Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below, and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, persons who acquired their comment stock pursuant to the exercise of employee stock options or otherwise as compensation, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all stockholders.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to the Company. The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain, or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders. A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short-term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long-term if held for more than one year.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local, and foreign tax consequences to you of the proposed Reverse Stock Split.

Vote Required and Board of Directors Recommendation

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT THE REVERSE STOCK SPLIT.

Proposal 3: To approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Set the Number of Authorized Shares of Our Common Stock at a Number Determined by Calculating the Product of 300,000,000 Multiplied by Three Times (3x) the Reverse Stock Split Ratio, Subject to Approval by our Stockholders of the Reverse Split Proposal and Our Implementation of a Reverse Stock Split

General

In March 2022, our board of directors approved, subject to stockholder approval and the implementation of the Reverse Stock Split described in the Reverse Split Proposal (Proposal 2), an amendment to our restated certificate of incorporation, as amended, to set the number of authorized shares of our common stock at a number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio. If the Reverse Split Proposal (Proposal 2) and this Authorized Shares Proposal (Proposal 3) are approved and the Reverse Stock Split is implemented, then upon such split, the number of authorized shares of our common stock will be decreased proportionally to the reverse stock split ratio (between 1-for-5 and 1-for-25), and such decreased amount will then subsequently be multiplied by three.

Our board of directors believes that, if the Authorized Shares Proposal is not approved, the implementation of the Reverse Stock Split and the proportionate decrease in our authorized common stock as described in the Reverse Split Proposal would limit our flexibility to issue shares of common stock in connection with possible future financing transactions, joint ventures and acquisitions, as well as under our equity incentive plans and other general corporate purposes. As a result, our board of directors believes that, following the proportional reduction of our authorized shares that would result from the reverse stock split, an increase of three times such reduced number of authorized shares is in the Company’s and the stockholders’ best interests because it will provide us with that flexibility. We do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of common stock that would be authorized if the Authorized Shares Proposal is approved. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future.

The Authorized Shares Proposal is subject to, and conditioned upon, approval of the Reverse Split Proposal. If the Reverse Split Proposal and the Authorized Shares Proposal are approved by the requisite vote of our stockholders, and our board of directors determines to implement such proposals, the change in the number of shares of our authorized common stock would become effective upon the date and time set by our board of directors, as set forth in the amendment to our restated certificate of incorporation, as amended, to be filed with the Secretary of State of the State of Delaware. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The form of the proposed amendment to our restated certificate of incorporation, as amended, to implement the Reverse Stock Split and set the number of authorized shares of our common stock at a number determined by calculating the product of 300,000,000 multiplied by three times (3x) the reverse stock split ratio is attached as Appendix A to this proxy statement. Any amendment to our restated certificate of incorporation, as amended, to set the number of authorized shares of our common stock at a certain number will be based on the reverse stock split ratio fixed by our board of directors, within the range of 1-for-5 to 1-for-25, pursuant to the Reverse Split Proposal.

Effect of the Proposal

We currently have 300,000,000 shares of common stock authorized for issuance under our restated certificate of incorporation, as amended. Assuming (i) reverse stock split ratios of 1-for-5, 1-for-10 and 1-for-25, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve in the Reverse Split Proposal, and (ii) that the number of authorized shares of our common stock is reduced proportionally to the reverse stock split ratios of 1-for-5, 1-for-10 and 1-for-25, and then subsequently multiplied by 3 as provided in the Authorized Shares Proposal, the following table sets forth (a) the number of shares of our common stock that would be authorized, (b) the number of shares of our common stock that would be issued and outstanding, (c) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding warrants, stock options and restricted stock units, (d) the number of shares of our common stock that would be reserved and available for future issuance under our equity incentive plans, and (e) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding warrants, each giving effect to the reverse stock split and based on securities outstanding as of April 10, 2022.

The following table also sets forth the number of shares of our common stock that would be authorized if the Authorized Shares Proposal is not approved. Such amounts listed below are approximate as no fractional shares will be issued and share amounts will be rounded down.

	Number of Shares Reserved Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-5	Reverse Stock Split Ratio of 1-for-10	Reverse Stock Split Ratio of 1-for-25
Number of Shares of Common Stock Authorized, if the Authorized Shares Proposal Is Approved (a)	300,000,000	180,000,000	90,000,000	36,000,000
Number of Shares of Common Stock Authorized, if the Authorized Shares Proposal Is NOT Approved	300,000,000	60,000,000	30,000,000	12,000,000
Number of Shares of Common Stock Issued and Outstanding (b)	90,823,597	18,164,719	9,082,360	3,632,944
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and Restricted Stock Units (c)	11,957,497	2,391,499	1,195,750	478,300
Number of Shares of Common Stock Reserved and Available for Future Issuance Under Our Equity Incentive Plans (d)	5,102,686	1,020,537	510,269	204,107
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Warrants (e)	12,935,323	2,587,065	1,293,532	517,413

The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

Additionally, by increasing the number of authorized but unissued shares of common stock, the Authorized Share Proposal could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our board of directors. For example, our board of directors might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of our company and our stockholders. The Authorized Share Proposal could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Authorized Share Proposal could limit the opportunity for our stockholders to dispose of their shares at a higher price generally available in takeover attempts or that may be available under a merger proposal. The Authorized Share Proposal could have the effect of permitting our current management, including our current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our board of directors is not aware of any attempt to take control of our company and the board of directors did not authorize the Authorized Share Proposal with the intent that it be utilized as a type of anti-takeover device.

Reservation of Right to Abandon the Amendment to our Restated Certificate of Incorporation, as Amended

Our board of directors reserves the right to abandon the amendment to our restated certificate of incorporation, as amended, described in the Authorized Shares Proposal without further action by our stockholders at any time before the effective time, even if stockholders approve such amendment at the annual meeting.

Recommendation of the Board of Directors

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO SET THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK AT A NUMBER DETERMINED BY CALCULATING THE PRODUCT OF 300,000,000 MULTIPLIED BY THREE TIMES (3X) THE REVERSE STOCK SPLIT RATIO, SUBJECT TO APPROVAL BY OUR STOCKHOLDERS OF THE REVERSE SPLIT PROPOSAL AND OUR IMPLEMENTATION OF A REVERSE STOCK SPLIT.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

Our audit committee has appointed the firm of PricewaterhouseCoopers LLP, or PricewaterhouseCoopers, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2022. Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers. PricewaterhouseCoopers has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of PricewaterhouseCoopers are expected to attend the annual meeting online and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

PricewaterhouseCoopers was our independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2020. The following table summarizes the fees of PricewaterhouseCoopers billed to us for each of the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2021	2020
Audit Fees (1)	$477,600	$597,500
All Other Fees (2)	3,000	1,800
Total Fees	$480,600	$599,300

(1)

“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

(2)	“All Other Fees” consist of database subscription fees paid to PricewaterhouseCoopers.

Pre-Approval Policies and Procedures

Our audit committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management. Our audit committee has delegated authority to the committee chair to pre-approve any audit or non-audit service to be provided to us by our independent registered public accounting firm provided that the fees for such services do not exceed $100,000. Any approval of services by the committee chair pursuant to this delegated authority must be reported to the audit committee at the next meeting of the committee.

The standard applied by the audit committee, or the chair of the audit committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Our board of directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I directors (Jeffrey A. Bailey and Jodie P. Morrison), whose terms expire at the 2024 annual meeting of stockholders; two Class II directors (William T. McKee and Nolan Sigal, M.D., Ph.D.), whose terms expire at the annual meeting of stockholders; and three Class III directors (Manuel C. Alves Aivado, M.D., Ph.D., Reinhard J. Ambros, Ph.D. and Josef H. von Rickenbach), whose terms expire at the 2023 annual meeting of stockholders (in all cases until his or her successor has been duly elected and qualified). Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated each of Mr. McKee and Dr. Sigal for re-election as Class II directors, with terms ending at the 2025 annual meeting of stockholders.

Name	Age	Position(s)
Class I Directors

Jeffrey A. Bailey (1)	60	Chair of the Board of Directors

Jodie P. Morrison (1)(2)	46	Director

Class II Directors

William T. McKee (2)	60	Director

Nolan Sigal, M.D., Ph.D. (1)(3)	72	Director

Class III Directors

Manuel C. Alves Aivado, M.D., Ph.D.	51	President and Chief Executive Officer, Director

Reinhard J. Ambros, Ph.D. (1)(3)	66	Director

Josef H. von Rickenbach (2)(3)	67	Director

(1)	Member of compensation committee.
(2)	Member of audit committee.
(3)	Member of nominating and corporate governance committee.

Corporate Governance Matters

Our board of directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that our board of directors has adopted. Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the “Investors & Media—Corporate Governance” section of our website, which is located at www.aileronrx.com. Alternatively, you can request a copy of any of these documents by writing us at Aileron Therapeutics, Inc., 285 Summer Street, Suite 101, Boston, MA 02210, Attention: Chief Financial Officer.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that:

•	the principal responsibility of our board of directors is to oversee our management;

•	a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq Stock Market, or Nasdaq, rules;

•	the independent directors meet at least twice a year in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	our nominating and corporate governance committee will oversee an annual self-evaluation of the board to determine whether it and its committees are functioning effectively; and

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We currently separate the roles of chief executive officer and chair of the board of directors. Separating the duties of the chair of the board from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, the chair of our board of directors presides over meetings of the board of directors, facilitates communications between management and the board of directors and assists with other corporate governance matters.

Our board of directors has three standing committees that currently consist of, and are chaired by, independent directors. Our board of directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full board of directors. We believe that the independent committees of our board of directors and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance between management and independent leadership participation in our board of director proceedings.

Board Determination of Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2022, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Manuel C. Alves Aivado, M.D., Ph.D., is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Aivado is not an independent director under these rules because he is our president and chief executive officer.

Board of Director Meetings and Attendance

Our board of directors held six meetings during the year ended December 31, 2021, or fiscal 2021. During fiscal 2021, each of the directors then in office attended at least 75% of the aggregate of the number of board of director meetings held during the period which the person has been a director and the number of meetings held by all committees of the board of directors on which such director then served (during the periods that such person served). Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors then serving on our board of directors attended the 2021 annual meeting of stockholders.

Communicating with our Directors

Our board of directors provides a process for stockholders to send communications to the board. Any interested party with concerns about our company may report such concerns to the board of directors, or the chair of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Aileron Therapeutics, Inc.

285 Summer Street, Suite 101

Boston, MA 02210

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel, and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls, or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 866-869-5217.

Committees of the Board of Directors

We have established an audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee, and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each committee’s charter can be found under the “Investors & Media—Corporate Governance” section of our website, located at www.aileronrx.com.

Audit Committee

The current members of our audit committee are William T. McKee, Jodie P. Morrison, and Josef H. von Rickenbach. Mr. McKee serves as chair of our audit committee. In fiscal 2021, our audit committee met seven times. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls, and procedures, and code of business conduct and ethics;

•	overseeing our internal audit function, if any;

•	discussing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by the SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Mr. McKee is an “audit committee financial expert” as defined in applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee

The current members of our compensation committee are Reinhard J. Ambros, Ph.D., Jeffrey A. Bailey, Jodie P. Morrison, and Nolan Sigal, M.D., Ph.D. Dr. Ambros serves as the chair of the compensation committee. In fiscal 2021, our compensation committee met six times. Our compensation committee’s responsibilities include:

•	reviewing and approving or making recommendations to our board of directors concerning the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	reviewing and making recommendations to our board of directors concerning our incentive-compensation and equity-based compensation plans;

•	overseeing and administering our equity-based plans;

•	reviewing and making recommendations to our board of directors concerning director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and

•	preparing the compensation committee report if and to the extent required by SEC rules.

Our compensation committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans to employees of the company who are not executive officers or senior vice presidents.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Reinhard J. Ambros, Ph.D., Nolan Sigal, M.D., Ph.D., and Josef H. von Rickenbach. Mr. von Rickenbach serves as the chair of the nominating and corporate governance committee. In fiscal 2021, our nominating and corporate governance committee met two times. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become members of our board of directors;

•	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•	developing and recommending to our board of directors corporate governance principles; and

•	overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and our board of directors.

Criteria and Diversity

In considering whether to recommend to our board of directors any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, including candidates recommended by stockholders, the nominating and corporate governance committee of our board of directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest.

The biographies of the Class II director nominees on pages 10-12 indicates each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude each nominee should continue to serve as a director. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees, together with our other directors as a group, possess the skill sets and specific experience desired of our board of directors as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the nominating and corporate governance committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholder Nominations

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Aileron Therapeutics, Inc., Attention: Nominating and Corporate Governance Committee, 285 Summer Street, Suite 101, Boston, MA 02210. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading “Other Matters – Stockholder Proposals for our 2023 annual meeting”, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Other Matters – Stockholder Proposals for our 2023 annual meeting.”

Board Diversity Matrix

In accordance with Nasdaq’s recently adopted board diversity listing standards, we are also disclosing aggregated statistical information about the members of our board directors as voluntarily identified to us by each of our directors.

Board Diversity Matrix (As of [April 29, 2022])
Total Number of Directors	7
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—

Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander			—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of management. Our board of directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors and management succession planning. Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Hedging Policy

Our insider trading policy expressly prohibits all of our employees, including our named executive officers, as well as our directors, from engaging in speculative transactions in our stock, including short sales, puts/calls, hedging transactions and margin accounts or pledges.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is, or ever has been, an officer or employee of our company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer and principal financial officer. A copy of the code is available on the “Investors & Media—Corporate Governance” section of our website, which is located at www.aileronrx.com. Our board of directors is responsible for overseeing the code of business conduct and ethics and must approve any waivers of the code for directors, officers and employees. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

The following table sets forth the name, age as of April 15, 2022, and position of each of our executive officers.

Name	Age	Position(s)
Manuel C. Alves Aivado, M.D., Ph.D.*	51	President and Chief Executive Officer, Director
D. Allen Annis, Ph.D.	49	Senior Vice President, Research
Vojislav Vukovic, M.D., Ph.D.	55	Senior Vice President, Chief Medical Officer
Richard J. Wanstall	53	Chief Financial Officer and Treasurer

*	Dr. Aivado is a member of our board of directors. See “Board of Directors and Corporate Governance – Election of Directors” for more information about Dr. Aivado.

D. Allen Annis, Ph.D. has served as our senior vice president, research since November 2018. From the time Dr. Annis joined our company in November 2007, Dr. Annis served as our senior director biophysical and analytical technology from November 2007 to September 2009, and as our vice president of research from September 2009 to November 2018. Previously, Dr. Annis served as director of technology development at Schering-Plough Research Institute, and as vice president of new technologies at NeoGenesis Pharmaceuticals, Inc. While at NeoGenesis, Dr. Annis co-developed the company’s core drug discovery platform, the affinity selection-mass spectrometry-based Automated Ligand Identification System, or ALIS. Dr. Annis authored several patents and publications that describe the ALIS technology, and also invented many novel techniques that use ALIS to study protein-drug interactions. Dr. Annis received a M.A. and Ph.D. in chemistry from Harvard University, and a B.S. in chemistry from Georgia Institute of Technology.

Vojislav Vukovic, M.D., Ph.D. has served as our senior vice president, chief medical officer since November 2018. Previously, from May 2017 to November 2018, Dr. Vukovic provided consulting and advisory services to biotechnology and pharmaceutical clients, including our company. From February 2016 to May 2017, Dr. Vukovic served as senior vice president and chief medical officer at Taiho Oncology, Inc., a pharmaceutical company. From January 2009 to November 2015, Dr. Vukovic served as senior vice president and chief medical officer at Synta Pharmaceuticals, Inc., a company focused on novel oncology medicines. Prior to Synta, Dr. Vukovic served as medical director at Pfizer. He also was a member of the leadership team for Pfizer’s Oncology Radiotherapy Initiative. Dr. Vukovic received a M.Sc. in tumor biology and a Ph.D. in radiation biology from the University of Toronto, and a M.D. from Medicinski Fakultet Sarajevo.

Richard J. Wanstall has served as our chief financial officer and treasurer since December 2019 and as our principal financial officer since September 2019. Mr. Wanstall has also served as our principal accounting officer since March 2019. Prior to his promotion to chief financial officer, Mr. Wanstall served as our vice president, finance and operations since he joined our company in July 2018. From July 2014 to July 2018, Mr. Wanstall served as Vice President, Finance at Moderna Therapeutics, Inc., a biotechnology company focused on drug discovery and drug development based on messenger RNA. Prior to Moderna, Mr. Wanstall served as Senior Vice President, Global Finance at Stream Global Services, Inc., a multinational business process outsourcing company, from May 2010 to July 2014. Previously, Mr. Wanstall served in management roles in finance, accounting and SEC reporting for several technology and financial services companies. Mr. Wanstall began his career at Coopers & Lybrand, LLC. Mr. Wanstall received a B.A. from Salem State College, and an M.B.A. from Babson College.

Executive Compensation

This section discusses the material elements of our executive compensation policies for our “named executive officers” and the most important factors relevant to an analysis of these policies. For 2021, our “named executive officers” are Manuel C. Alves Aivado, M.D., Ph.D., our president and chief executive officer, and our two other most highly compensated executive officers, Richard J. Wanstall, our chief financial officer and treasurer, and Vojislav Vukovic, M.D., Ph.D., our senior vice president, chief medical officer. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Option Awards ($) (2)	All Other Compensation ($) (3)		Total ($)
Manuel C. Alves Aivado, M.D., Ph.D.	2021	564,736	254,131		2,368,000	93,512	(4)	3,280,379
President and Chief Executive Officer	2020	507,400	475,700	(5)	182,200	73,158	(4)	1,238,458
Richard J. Wanstall	2021	402,270	194,817	(6)	582,295	17,648		1,197,030
Chief Financial Officer and Treasurer	2020	330,000	215,500	(7)	163,406	6,192		715,098
Vojislav Vukovic, M.D., Ph.D.	2021	423,255	133,316		388,197	17,648		962,416
Senior Vice President, Chief Medical Officer	2020	405,000	265,250	(8)	102,488	6,192		778,930

(1)

Unless otherwise noted, the amounts reported in the “Bonus” column represent discretionary annual cash bonuses awarded to our named executive officers for service during the year referenced, although paid in the following year.

(2)

The amounts reported in the “Options Awards” column reflect the aggregate grant date fair value of share-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718. See Note 10 to our financial statements included in our Annual Report on Form 10-K regarding assumptions underlying the valuation of equity awards.

(3)

Unless otherwise noted, the amounts represent Health Savings Account, or HSA, contributions and the dollar value of group life insurance paid with respect to life insurance, and, beginning in fiscal 2021, company contributions under the 401(k) match program described below under “401(k) Retirement Plan” for the named executive officer consistent with those provided to all of our employees.

(4)

In addition to the HSA contribution, 401k contribution, and the dollar value of group life insurance paid, the amounts for Dr. Aivado consist of $50,070 and $46,099 in commuting reimbursements in fiscal 2021 and 2020, respectively, and $25,794 and $20,867 in tax gross-ups in fiscal 2021 and 2020, respectively, for the payment of taxes associated with the reimbursement of commuting expenses.

(5)

Includes (i) an aggregate of $222,000 paid to Dr. Aivado in June 2020 and December 2020 pursuant to our 2020 recognition and retention bonus plan and (ii) an annual bonus of $253,700 paid in January 2021 for services performed in 2020.

(6)	Includes (i) an annual bonus of $144,817 paid to Mr. Wanstall in January 2022 for services performed in 2021 and (ii) a $50,000 one-time bonus paid to Mr. Wanstall in January 2021.
(7)

Includes (i) an aggregate of $100,000 paid to Mr. Wanstall in June 2020 and December 2020 pursuant to our 2020 recognition and retention bonus plan and (ii) an annual bonus of $115,500 paid in January 2021 for services performed in 2020.

(8)

Includes (i) an aggregate of $123,500 paid to Dr. Vukovic in June 2020 and December 2020 pursuant to our 2020 recognition and retention bonus plan and (ii) an annual bonus of $141,750 paid in January 2021 for services performed in 2020.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2021 are described below.

Our compensation committee sets base salaries and bonus targets, and grants bonuses and equity incentive awards to our executive officers. In setting base salaries and bonus targets and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. In granting bonuses, our compensation committee considers corporate and individual performance.

As part of our annual compensation process, our president and chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual stock option awards and cash bonuses to the compensation committee. The compensation committee conducts a performance evaluation of our president and chief executive officer. The compensation committee consults with the board of directors as to the achievement of corporate objectives that drive compensation awards.

In March 2021 and February 2022, the compensation committee engaged Radford as its independent compensation consultant to provide comparative data on executive and director compensation practices in our industry and assess our executives’ and directors’ compensation relative to comparable companies for 2021 and 2022, respectively.

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

At the beginning of fiscal 2020, our compensation committee conducted annual performance reviews for our named executive officers. Base salaries were not increased for any named executive officer for fiscal 2020 as part of those performance reviews.

In December 2020, our compensation committee conducted annual performance reviews for our named executive officers. In December 2020, our compensation committee (i) increased Dr. Aivado’s annual base salary to $532,770, (ii) increased Mr. Wanstall’s annual base salary to $349,800, and (iii) increased Dr. Vukovic’s annual base salary to $423,255, in each case effective as of January 1, 2021.

In March 2021, based upon comparative data on executive compensation provided by Radford and annual performance reviews of our named executive officers, our compensation committee increased (i) Dr. Aivado’s annual base salary to $564,736 and (ii) Mr. Wanstall’s annual base salary to $402,270, in each case retroactively effective to January 1, 2021.

In March 2022, based upon comparative data on executive compensation provided by Radford and annual performance reviews conducted by our compensation committee of our named executive officers, our compensation committee increased (i) Dr. Aivado’s annual base salary to $587,336, (ii) Mr. Wanstall’s annual base salary to $422,370, and (iii) Dr. Vukovic’s annual base salary to $435,925, in each case retroactively effective to January 1, 2022.

Cash Incentives

The compensation committee awards annual performance-based cash bonuses to our executive officers for up to a specific percentage of his salary as a vehicle to reward achievement of value-driving milestones and recognize individual performance.

Pursuant to the terms of Dr. Aivado’s September 2018 employment agreement, Dr. Aivado is eligible to receive, commencing in 2019 and for each calendar year thereafter that Dr. Aivado is employed by us, a discretionary performance target bonus of up to 50% of his annual base salary based on the achievement of performance milestones set by either our board of directors or the compensation committee of the board.

Pursuant to the terms of Mr. Wanstall’s July 2018 employment offer letter, Mr. Wanstall is eligible to receive a performance-based cash bonus of up to 30% of his annual base salary, subject to the achievement of performance milestones as determined by our board of directors in its sole discretion. In December 2019, in conjunction with Mr. Wanstall’s appointment as chief financial officer and treasurer, Mr. Wanstall’s target bonus was increased to 35% of his annual base salary. In March 2021, our compensation committee increased Mr. Wanstall’s target bonus percentage to 40% of his annual base salary, effective for 2021 and each calendar year thereafter.

Pursuant to the terms of Dr. Vukovic’s November 2018 employment offer letter, Dr. Vukovic is eligible to receive a performance-based cash bonus of up to 35% of his annual base salary, subject to the achievement of performance milestones as determined by our board of directors in its sole discretion.

In June 2020, our compensation committee implemented a recognition and retention bonus program. The program included two components: (i) a recognition payment to be made at the end of June 2020 to reward employees for services performed in the first half of the 2020 calendar year and (ii) a retention payment to be made at the end of December 2020 for employees who remained employed at the company at the end of the 2020 calendar year. Pursuant to the terms of this program, (i) in June 2020 we paid cash bonus awards of $146,000 to Dr. Aivado, $65,000 to Mr. Wanstall and $83,500 to Dr. Vukovic and (ii) in December 2020 we paid cash retention awards of $76,000 to Dr. Aivado, $35,000 to Mr. Wanstall and $40,000 to Dr. Vukovic.

In January 2021, we paid cash bonus awards of $253,700 to Dr. Aivado, $115,500 to Mr. Wanstall and $141,770 to Dr. Vukovic based on the compensation committee’s assessment of achievement of corporate and individual goals in calendar year 2020. In addition, in January 2021, we paid Mr. Wanstall a one-time cash bonus award of $50,000 in recognition of his efforts in connection with our January 2021 financing.

In January 2022, we paid cash bonus awards of $254,131 to Dr. Aivado, $144,817 to Mr. Wanstall and $133,316 to Dr. Vukovic based on the compensation committee’s assessment of achievement of corporate and individual goals in calendar year 2021.

The Compensation Committee determined not to change the target bonuses for our executive officers for 2022 which will remain at 50%, 40% and 35% for Dr. Aivado, Mr. Wanstall and Dr. Vukovic, respectively.

Equity Incentives

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period, and equity grants with a performance-based feature incents our executive officers to focus on what we see as key business goals. Accordingly, the compensation committee periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options.

In January 2020, our board of directors granted options to purchase 400,000, 200,000 and 225,000 shares of our common stock to Dr. Aivado, Mr. Wanstall and Dr. Vukovic, respectively. Each of the options vest in equal monthly installments over four years from January 31, 2020. In addition, in June 2020 our board of directors also granted options to purchase 91,000 shares of common stock to Mr. Wanstall that vest in equal monthly installments over four years from June 23, 2020.

In June 2021, our board of directors granted options to purchase 2,400,000, 600,000 and 400,000 shares of our common stock to Dr. Aivado, Mr. Wanstall and Dr. Vukovic, respectively. 25% of the shares underlying each option vest on June 15, 2022 and the remaining shares underlying each option vest and become exercisable thereafter in 36 monthly installments through June 15, 2025.

In March 2022, our board of directors granted options to purchase 1,133,000, 393,000 and 150,000 shares of our common stock to Dr. Aivado, Mr. Wanstall and Dr. Vukovic, respectively. Each of the options vest in equal monthly installments over four years from March 30, 2022.

Outstanding Equity Awards at Fiscal Year End 2021

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/share)	Option Expiration Date
Manuel C. Alves Aivado, M.D., Ph.D.	125,792		—		5.07	3/10/2025
	143,906		—		5.77	3/1/2027
	57,388		—		13.00	7/25/2027
	189,242	(1)	43,672	(1)	3.39	9/5/2028
	333,333	(2)	167,667	(2)	1.75	4/14/2029
	191,666	(3)	208,334	(3)	0.68	1/30/2030
	—		2,440,000	(4)	1.29	6/14/2031

Richard J. Wanstall	42,708	(5)	7,292	(5)	5.40	7/8/2028
	39,333	(2)	19,667	(2)	1.75	4/14/2029
	95,833	(3)	104,167	(3)	0.68	1/30/2030
	34,125	(6)	56,875	(6)	1.20	6/22/2030
	—		600,000	(4)	1.29	6/14/2031

Vojislav Vukovic, M.D., Ph.D.	115,625	(7)	34,375	(7)	2.16	11/4/2028
	167,166	(2)	33,334	(2)	1.75	4/14/2029
	100,500	(8)	—		1.75	4/14/2029
	107,812	(3)	117,188	(3)	0.68	1/30/2030
	—		400,000	(4)	1.29	6/14/2031

(1)	These options were granted on September 6, 2018 and vest as to 2.0833% of the shares in equal monthly installments through September 6, 2022.
(2)	These options were granted on April 15, 2019 and vest as to 2.0833% of the shares in equal monthly installments through April 15, 2023.
(3)	These options were granted on January 31, 2020 and vest as to 2.0833% of the shares in equal monthly installments through January 31, 2024.
(4)

These options were granted on June 15, 2021 and vest as to 25% of the shares on June 15, 2022 with the remaining shares vesting in equal monthly installments of 2.0833% of the shares through June 15, 2025.

(5)

These options were granted on July 9, 2018 and vested as to 25% of the shares on July 9, 2019 with the remaining shares vesting in equal monthly installments of 2.0833% of the shares through July 9, 2022.

(6)	These options were granted on June 23, 2020 and vest as to 2.0833% of the shares in equal monthly installments through June 23, 2024.

(7)

These options were granted on November 5, 2018 and vested as to 25% of the shares on November 5, 2019 with the remaining shares vesting in equal monthly installments of 2.0833% of the shares through November 5, 2022.

(8)	These options were granted on April 15, 2019 and vested in full on June 15, 2020 upon the achievement of certain performance-based milestones in connection with our clinical trials.

Employment Agreements

Manuel C. Alves Aivado, M.D., Ph.D.

In September 2018, in connection with our appointment of Dr. Aivado as our president and chief executive officer, we entered into a new employment agreement with Dr. Aivado, which superseded his July 2014 employment agreement with us. Pursuant to the terms of Dr. Aivado’s September 2018 employment agreement, we agreed to pay Dr. Aivado a base salary at a rate of $41,666.67 per month, which was based on an annualized base salary of $500,000. Beginning in 2019, following the end of each calendar year that Dr. Aivado is employed by us, Dr. Aivado will be eligible to receive a discretionary performance target bonus of up to 50% of his then annual base salary based on the achievement of performance milestones set by either our board of directors or the compensation committee of the board. The employment agreement also provided that following the end of the 2018 calendar year, Dr. Aivado was eligible to receive a discretionary performance target bonus calculated on the basis of 35% of his base salary as of August 31, 2018 pro-rated for the first eight months of the fiscal year, and 50% of his current base salary under the employment agreement pro-rated for the remaining four months of the fiscal year. The amount of such bonus and the achievement of such milestones were determined by our board in its sole discretion. Dr. Aivado is also entitled to receive reimbursement of up to $4,400 per month for travel and living accommodations pursuant to the employment agreement.

Pursuant to the employment agreement, in September 2018 we granted Dr. Aivado options to purchase 232,914 shares of our common stock under our 2017 Stock Incentive Plan. The options have an exercise price of $3.39, which was the closing price of our common stock on September 6, 2018. The options vest in equal monthly installments over four years from September 6, 2018.

Richard J. Wanstall

In June 2018, we entered into an employment offer letter with Richard J. Wanstall. The offer letter establishes Mr. Wanstall’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits made available to employees generally. Mr. Wanstall’s employment is at will. We also agreed to grant Mr. Wanstall options to purchase 50,000 shares of our common stock pursuant to his offer letter, which are subject to service-based vesting, at an exercise price equal to $5.40, which was the fair market value of one share of our common stock on the date of grant.

In December 2019, we entered into a severance agreement with Mr. Wanstall. The terms of Mr. Wanstall’s severance agreement are described below under “—Severance and Change in Control Agreements.”

Vojislav Vukovic, M.D., Ph.D.

In November 2018, we entered into an employment offer letter with Vojislav Vukovic, M.D., Ph.D. pursuant to which Dr. Vukovic agreed to serve as our senior vice president, chief medical officer. The offer letter establishes Dr. Vukovic’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits made available to employees generally. Dr. Vukovic’s employment is at will. We agreed to grant Dr. Vukovic options to purchase 150,000 shares of our common stock pursuant to his offer letter, which are subject to service-based vesting, at an exercise price equal to $2.16, which was the fair market value of one share of our common stock on the date of grant.

In November 2018, we also entered into a severance agreement with Dr. Vukovic. The terms of Dr. Vukovic’s severance agreement are described below under “—Severance and Change in Control Agreements.”

Severance and Change in Control Agreements

We have entered into severance agreements with each of our executive officers, including Dr. Aivado, Mr. Wanstall and Dr. Vukovic. Under the terms of each severance agreement, if we terminate the executive officer’s employment other than for cause or by reason of death or disability, or if such executive officer terminates his employment for good reason and, in each case, not upon or within twelve months of a change in control event, as such terms are defined in the severance agreements, such executive officer will be entitled to receive (A) his then current base salary for nine months, or, in the case of Dr. Aivado, 12 months, following the date of the executive officer’s termination and (B) payments on such executive officer’s behalf of the monthly premiums for medical insurance coverage under COBRA until the earlier of the date that is nine months, or, in the case of Dr. Aivado, 12 months, following the date of such executive officer’s termination or the date on which such executive officer becomes eligible to receive group health insurance coverage through another employer, which we refer to collectively as the standard severance benefits. If we terminate the executive officer’s employment other than for cause or by reason of death or disability, or if the executive terminates his employment for good reason, in each case upon or within 12 months after a change in control event, the executive will be entitled to receive the standard severance benefits for a period of twelve months, or, in the case of Dr. Aivado, 18 months, following the date of the executive officer’s termination and a lump sum payment equal to one times, or, in the case of Dr. Aivado, one and one-half times, the executive’s target bonus for the year in which the executive officer is terminated, and the vesting of any unvested equity awards will accelerate in full on the date of the executive officer’s termination. Each executive officer’s receipt of any post-separation benefits under the severance agreement is conditioned upon his execution of a severance and release of claims agreement in a form satisfactory to us. With respect to Dr. Aivado and Mr. Wanstall, upon the execution of their respective severance agreements, each such executive ceased to be entitled to the severance and post-employment payments and benefits provided under any preexisting agreements between us and such executive officer.

Other Agreements

We have also entered into employee confidentiality, inventions, non-solicitation and non-competition agreements with each of our named executive officers. Under the employee confidentiality, inventions, non-solicitation and non-competition agreements, each named executive officer has agreed (1) not to compete with us during his employment and for a period of one year after the termination of his employment, (2) not to solicit our employees during his employment and for a period of two years after the termination of his employment, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $19,500 in 2020 and 2021 and $20,500 in 2022 and have the amount of the reduction contributed to the 401(k) plan. Participants over the age of 50 are entitled to an additional catch-up contribution up to the statutorily prescribed limit, equal to $6,500 in 2020, 2021 and 2022.

Prior to the 2021 calendar year, we did not match employee contributions.

In March 2021, our compensation committee adopted a 100% match on the first 4% of eligible compensation, retroactively effective to January 1, 2021, which remains applicable in 2022. This was a non-voluntary contribution by the Company for 2021 and will be a non-voluntary contribution by the Company for 2022.

Limitations on Liability and Indemnification

As permitted by Delaware law, we adopted provisions in our restated certificate of incorporation, as amended, that limit or eliminate the personal liability of our directors. Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the General Corporation Law of the State of Delaware and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty. However, these provisions do not eliminate or limit the liability of any of our directors:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•	for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the General Corporation Law of the State of Delaware.

In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we entered into indemnification agreements with each of our officers and directors. These indemnification agreements require us, among other things, to indemnify each such director or officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Director Compensation

Our non-employee directors receive compensation under our director compensation program.

Cash Retainer

Under this program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of each committee and the chair of the board of directors receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, subject to proration for any portion of such quarter that the director is not serving on our board of directors, on such committee or in such position. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Base	Incremental — Chair	Incremental — Non-Chair
Board of Directors	$35,000	$50,000	—
Audit Committee	—	$22,500	$15,000
Compensation Committee	—	$15,000	$10,000
Nominating and Corporate Governance Committee	—	$11,250	$7,500

Equity Grants

In June 2021, based upon comparative data on board compensation provided by Radford and following the recommendation of our compensation committee, our board granted each current non-executive director an option award in the amount of 96,000 shares of our common stock, contingent upon the approval of our 2021 Stock Incentive Plan, or the 2021 Plan, by our stockholders at the 2021 annual meeting of our stockholders. The June 2021 options vest in full on the earlier of the 1-year anniversary of the date of grant or the date of this annual meeting, subject to continued service, with full acceleration upon a change in control of our company. In June 2021 our board also revised our director compensation program to provide that, commencing with this annual meeting, each non-executive director who has served on our board of directors for at least six months will receive an option to purchase 48,000 shares of our common stock immediately following each annual meeting of our stockholders. Such annual option grants vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual meeting of stockholders, subject to continued service, with full acceleration upon a change in control of our company. The board also revised the director compensation program to provide that each new member of the board will receive an initial grant of 96,000 shares, which shall vest over 48 equal monthly installments, subject to continued service, with full acceleration upon a change in control of our company. In all cases, options granted pursuant to our director compensation program have an exercise price equivalent to fair market value of a share of common stock at the time of grant and have a term of 10 years.

In March 2022, based upon comparative data on board compensation provided by Radford, the board of directors further revised the director compensation program to increase the annual stock option grants, such that each non-executive director who has served on our board of directors for at least six months will receive an option to purchase will receive an option to purchase 54,500 shares immediately following each annual meeting of our stockholders. In addition, the compensation committee revised the director compensation program to increase the initial grant, such that each new member of the board will receive an option to purchase 109,000 shares upon election to the board. All other provisions of the director compensation program, including the vesting terms for such grants, remain unchanged.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of directors and committee meetings.

We do not pay any compensation to our president and chief executive officer in connection with his service on our board of directors. The compensation that we pay to our president and chief executive officer is discussed earlier in this “Executive Compensation” section.

The following table sets forth information regarding compensation earned by our non-employee directors for service during fiscal 2021.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)	Total ($)
Jeffrey A. Bailey	100,000	(2)	89,498	189,498
Reinhard J. Ambros, Ph.D.	57,500		89,498	146,998
William T. McKee	57,500		89,498	146,998
Jodie P. Morrison	60,000		89,498	149,498
Nolan Sigal, M.D., Ph.D.	52,500		89,498	141,998
Josef H. von Rickenbach	61,250		89,498	150,748

(1)

The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 10 to our financial statements included in our Annual Report on Form 10-K regarding assumptions underlying the valuation of equity awards.

(2)	Includes $5,000 for service on our compensation committee during fiscal 2020 that was paid in fiscal 2021.

As of December 31, 2021, our non-employee directors that served in such capacity during fiscal 2021 held the following stock options, all of which were granted under (a) our 2017 Stock Incentive Plan, or 2017 Plan, and (b) our 2021 Plan:

Name	Option Awards
Jeffrey A. Bailey	188,500
Reinhard J. Ambros, Ph.D.	188,500
William T. McKee	133,500
Jodie P. Morrison	163,500
Nolan Sigal, M.D., Ph.D.	133,500
Josef H. von Rickenbach	133,500

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information about our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had five equity compensation plans, each of which was approved by our stockholders: our 2006 Equity Incentive Plan, as amended, or the 2006 Plan, our 2016 Stock Incentive Plan, or the 2016 Plan, our 2017 Plan, our 2021 Plan, and our 2017 Employee Stock Purchase Plan, or 2017 ESPP.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights ($/share) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	9,375,497	(2)	1.79	8,084,686	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	9,375,497		1.79	8,084,686

Equity Compensation Plan Information

(1)	Represents the weighted average exercise price of the 9,375,497 stock options that were outstanding as of December 31, 2021.
(2)

Consists of (i) 195,631 shares to be issued upon exercise of outstanding options under our 2006 Plan as of December 31, 2021, (ii) 176,108 shares to be issued upon exercise of outstanding options under our 2016 Plan as of December 31, 2021, (iii) 4,169,258 shares to be issued upon exercise of outstanding options under our 2017 Plan as of December 31, 2021, and (iv) 4,834,500 shares to be issued upon exercise of outstanding options under our 2021 Plan as of December 31, 2021.

(3)

Consists of (i) 7,934,686 shares that remained available for future issuance under our 2021 Plan as of December 31, 2021, and (ii) 150,000 shares that remained available for future issuance under our 2017 ESPP as of December 31, 2021. No shares remained available for future issuance under the 2006 Plan, the 2016 Plan, or the 2017 Plan as of December 31, 2021.

(4)

Our 2017 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2017 ESPP to be added on the first day of each fiscal year through the fiscal year ending December 31, 2027, in an amount equal to the least of 622,408 shares of our common stock, 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year and an amount determined by our board of directors. On January 1, 2022, no additional shares were reserved for issuance under the 2017 ESPP pursuant to this provision.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 10, 2022, by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

•	each of our current directors;

•	our named executive officers; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 90,823,597 shares of our common stock outstanding as of April 10, 2022. In addition, shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 10, 2022, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the person or entity holding such options, warrants or other rights (but not any other person or entity) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Aileron Therapeutics, Inc., 285 Summer Street, Suite 101, Boston, Massachusetts 02210.

	Total Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Muneer A. Satter (1)	18,797,002	19.9%
Scott B. Kapnick (2)	7,592,222	8.4%
BVF Inc. (3)	5,265,555	5.8%
Named Executive Officers and Directors
Manuel C. Aivado, M.D., Ph.D. (4)	1,212,399	1.3%
Richard J. Wanstall (5)	271,082	*
Vojislav Vukovic, M.D., Ph.D. (6)	524,458	*
Jeffrey A. Bailey (7)	167,394	*
Reinhard J. Ambros, Ph.D. (8)	98,300	*
William T. McKee (9)	29,165	*
Jodie P. Morrison (10)	67,500	*
Josef H. von Rickenbach (11)	524,377	*
Nolan Sigal, M.D., Ph.D. (12)	37,500	*
All Executive Officers and Directors as a Group (10 persons)	3,208,432	3.5%

*	Represents beneficial ownership of less than 1% of our outstanding stock.
(1)

Based on information provided in a Schedule 13D/A filed on January 8, 2021, Muneer A. Satter’s beneficial ownership consists of (i) 1,025,076 shares of common stock that are held by Muneer A. Satter Revocable Trust for which Mr. Satter serves as trustee and, in such capacity, has sole voting and dispositive power over all such shares; (ii) 1,231,044 shares of common stock that are held by various other trusts and other entities for which Mr. Satter serves as trustee, investment advisor or manager and, in such capacity, has sole voting and dispositive power over all such shares; (iii) 14,353,329 shares of common stock that are held by Satter Medical Technology Partners, L.P., or SMTP, for which Mr. Satter has sole voting and dispositive power over all such shares and (iv) 2,187,553 shares of common stock which may be acquired upon the exercise of warrants held by SMTP for which Mr. Satter has sole voting and dispositive power. As a result of the application of a beneficial ownership cap in the warrants, the table above does not include 1,543,792 shares of common stock issuable upon exercise of warrants to purchase common stock held by SMTP. Under the terms of the warrants issued to SMTP, SMTP is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in SMTP and its affiliates beneficially owning more than 19.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. The address for Mr. Satter is c/o Satter Management Co., L.P., 676 N. Michigan Avenue, Suite 4000, Chicago, IL 60611.
(2)

Based on information provided in a Schedule 13G/A filed on February 14, 2022. Consists of (i) 7,525,556 shares of common stock held of record by Scott B. Kapnick and (ii) 66,666 shares of common stock held by Jake86 LLC, for which Mr. Kapnick serves as investment manager. As a result of the application of a beneficial ownership cap in the warrants issued to Mr. Kapnick, the table above does not include 1,492,537 shares of common stock issuable upon exercise of warrants to purchase common stock held by Mr. Kapnick. Under the terms of the warrants, Mr. Kapnick is not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in Mr. Kapnick and his affiliates beneficially owning more than 4.999% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. Mr. Kapnick has the right to increase this beneficial ownership limitation at his discretion on 61 days’ prior written notice to us. Mr. Kapnick disclaims beneficial ownership of the shares held by Jake86 LLC. Mr. Kapnick is a former member of our board of directors. The address for Mr. Kapnick is 20 East 73rd St, New York, New York 10021.

(3)

Based on information provided in a Schedule 13G filed on January 19, 2021, BVF, Inc. (“BVF”) has shared voting and dispositive power over all of its shares of common stock. BVF’s beneficial ownership is comprised of 5,265,555 shares of common stock owned by certain private investment vehicles managed by BVF. The principal business address of BVF Inc. 44 Montgomery St., 40th Floor San Francisco, California 94104.

(4)	Consists of (i) 1,000 shares of common stock and (ii) 1,211,399 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(5)	Consists of 271,082 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(6)	Consists of (i) 75,000 shares of common stock and (ii) 449,458 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(7)	Consists of (i) 74,894 shares of common stock and (ii) 92,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(8)	Consists of (i) 5,800 shares of common stock and (ii) 92,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(9)	Consists of 29,165 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(10)	Consists of 67,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.
(11)

Consists of (i) 445,460 shares of common stock, (ii) 49,752 shares of common stock issuable upon the exercise of warrants to purchase common stock exercisable within 60 days after April 10, 2022, and (iii) 29,165 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.

(12)	Consists of 37,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 10, 2022.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2020, we have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or one percent of our total assets at year end for fiscal years 2021 and 2020, and any of our executive officers, directors, director nominees, or beneficial holders of more than 5% of any class of voting securities, or any of their affiliates, had a direct or indirect material interest. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.

June 2020 Public Offering

In June 2020, we issued and sold in an underwritten public offering an aggregate of 10,162,059 shares of our common stock, including an additional 1,071,149 shares of common stock upon the partial exercise of an option of the underwriters to purchase additional shares for a purchase price to the public of $1.10 per share. Gross proceeds to us were approximately $11.2 million before deducting underwriting discounts and commissions and offering expenses payable by us. The number of shares that each of our directors, executive officers, and holders of more than 5% of our voting securities purchased and the aggregate purchase price paid for such shares in the offering is set forth in the table below.

Name	Number of Shares of Common Stock Purchased	Purchase Price
Entities affiliated Satter Medical Technology Partners, L.P. (1).	3,700,000	$4,070,000
Scott B. Kapnick	1,363,636	$1,500,000
Josef H. von Rickenbach	227,272	$249,999

(1)	Dr. Nolan Sigal, a partner at Satter Management Co., L.P., an affiliate of Satter Medical Technology Partners, L.P., is a member of our board of directors.

January 2021 Registered Direct Offering

In January 2021, we issued and sold an aggregate of 32,630,983 shares of common stock in a registered direct offering at a purchase price per share of $1.10 for gross proceeds of approximately $35.9 million before deducting the placement agent’s fees and other offering expenses payable by us. Entities affiliated with Satter Medical Technology Partners, L.P. purchased 9,000,000 shares in the registered direct offering for a purchase price of $9.9 million. Dr. Nolan Sigal, a partner at Satter Management Co., L.P., an affiliate of Satter Medical Technology Partners, L.P., is a member of our board of directors. Scott Kapnick purchased 4,215,000 shares in the registered direct offering for a purchase price of $4.6 million.

Indemnification Agreements

Our restated certificate of incorporation, as amended, provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our officers and directors that may be broader in scope than the specific indemnification provisions contained in the Delaware General Corporation Law. See “Executive Compensation—Limitations on Liability and Indemnification” for additional information regarding these agreements.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief executive officer or our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our audit committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related-person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of such entity, that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity; (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction; (c) the amount involved in the transaction equals less than the greater of $1 million or 2% of the annual gross revenues of the other entity that is a party to the transaction; and (d) the amount involved in the transaction equals less than 2% of our annual gross revenues; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2021 and discussed them with our management and our independent registered public accounting firm, PricewaterhouseCoopers LLP.

Our audit committee has also received from, and discussed with, PricewaterhouseCoopers LLP various communications that PricewaterhouseCoopers LLP is required to provide to our audit committee, including the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees (AS 16).

In addition, PricewaterhouseCoopers LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

By the audit committee of the board of directors of Aileron Therapeutics, Inc.

William T. McKee, Chair

Jodie P. Morrison

Josef H. von Rickenbach

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2023 Annual Meeting

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2023 annual meeting of stockholders, stockholder proposals must be submitted in accordance with the procedures in Rule 14a-18 of the Exchange Act and received by us no later than December [30], 2022, which is 120 days prior to the first anniversary of the date of this proxy statement, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2022 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement by [March 17, 2023, but not before February 15, 2023], which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices, or information about proposed director candidates should be sent to Aileron Therapeutics, Inc., Attention: Nominating and Corporate Governance Committee, 285 Summer Street, Suite 101, Boston, MA 02210.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single Notice of Internet Availability of Proxy Materials and, if applicable, a single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless we receive contrary instructions. We will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the proxy materials and our 2021 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to you if you write to us at Aileron Therapeutics, Inc., 285 Summer Street, Suite 101, Boston, MA 02210, Attention: Chief Financial Officer, or call us at (617) 995-0900. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Appendix A

CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

AILERON THERAPEUTICS, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Aileron Therapeutics, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a special meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following three paragraphs are inserted in lieu thereof:

“FOURTH: That, effective upon the effective time of this Certificate of Amendment to Restated Certificate of Incorporation (this “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[        ]1 reverse stock split of the Corporation’s common stock, $0.001 par value per share (the “Common Stock”), shall become effective, pursuant to which each [        ]1 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the Common Stock on the Nasdaq Capital Market at the close of business on the date of the Effective Time.

Each stock certificate or book entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the

[1]	Shall be a number greater than five and equal to or lesser than twenty-five and shall include not more than four decimal digits.

A-1

and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate or book entry position that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate or book entry position, a new certificate or book entry position evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book entry position shall have been reclassified.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is [        ]2 shares, consisting of (i) [        ] shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

SECOND: This Certificate of Amendment shall be effective at 5:00 p.m., Eastern Time, on                , 20    .

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this                day of                 , 20    .

[2]	Shall be a number equal to the product of (i) 300,000,000 multiplied by (ii) three times the reverse stock split ratio.

A-2

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 Your vote matters here’s how to vote! ADD 2 ADD 3 You may vote online or by phone instead of mailing this card. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/ALRN or scan the QR code login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/ALRN 2022 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Two Class II Directors: + 01—William T. McKee 02—Nolan Sigal, M.D., Ph.D Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 For All EXCEPT—To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To Approve an Amendment to Our Restated Certificate of 3. To Approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split at a Incorporation, as Amended, to Set the Number of Authorized Ratio of Not Less Than 1-for-5 and Not Greater Than 1-for-25, With Shares of Our Common Stock at a Number Determined by the Exact Ratio to be Set Within That Range at the Discretion of Calculating the Product of 300,000,000 Multiplied by Three Our Board of Directors Prior to December 31, 2022 Without Times (3x) the Reverse Stock Split Ratio, Subject to Approval Further Approval or Authorization of Our Stockholders and With by Our Stockholders and Our Implementation of Our Reverse Our Board of Directors Able to Elect to Abandon Such Proposed Stock Split Described Therein. Amendment and Not Effect the Reverse Stock Split Authorized by Stockholders, in its Sole Discretion, and, in Connection Therewith, to Decrease the Number of Authorized Shares of Our Common Stock on a Basis Proportional to the Reverse Stock Split Ratio. 4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 285680-004-Part-2 14Apr22 21:00 Page MR A SAMPLE 47 AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1 U P X 5 4 1 3 4 8 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03MV9A

The 2022 Annual Meeting of Stockholders of Aileron Therapeutics, Inc. will be held on June 15, 2022 at 8:30am Eastern Daylight Time, virtually via the internet at www.meetnow.global/MLDTRV7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ALRN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy Aileron Therapeutics, Inc. + Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting June 15, 2022 Manuel C. Aivado M.D., Ph.D. and Richard J. Wanstall, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present online, at the Annual Meeting of Stockholders of Aileron Therapeutics, Inc. to be held on June 15, 2022 or at any postponement or adjournment thereof. This Proxy, when properly executed, will be voted as directed. If no direction is given, the Proxies will have authority to vote FOR Proposal 1 “Election of two Class II Directors”, FOR Proposal 2 “Approval of the Reverse Split Proposal”, FOR Proposal 3 “Approval of the Authorized Shares Proposal” and FOR Proposal 4 “Ratification of the Appointment of Independent Registered Public Accounting Firm”. In their discretion, the Proxies are authorized to vote upon such other business as may properly come beforethe Annual Meeting. Virtual attendance of the undersigned at the Annual Meeting or at any adjournment thereof will not be deemed to revoke this Proxy unless the undersigned revokes this Proxy in writing or attends the annual meeting online and votes during the meeting. Unless voting by the internet or telephone, please complete, sign and date this proxy card and return it in the enclosed postage-prepaid envelope. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address Please print new address below. Comments Please print your comments below.

MMMMMMMMMMMM MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Two Class II Directors: + 01—William T. McKee 02—Nolan Sigal, M.D., Ph.D Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 For All EXCEPT To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To Approve an Amendment to Our Restated Certificate of 3. To Approve an Amendment to Our Restated Certificate of Incorporation, as Amended, to Effect a Reverse Stock Split at a Incorporation, as Amended, to Set the Number of Authorized Ratio of Not Less Than 1-for-5 and Not Greater Than 1-for-25, With Shares of Our Common Stock at a Number Determined by the Exact Ratio to be Set Within That Range at the Discretion of Calculating the Product of 300,000,000 Multiplied by Three Our Board of Directors Prior to December 31, 2022 Without Times (3x) the Reverse Stock Split Ratio, Subject to Approval Further Approval or Authorization of Our Stockholders and With by Our Stockholders and Our Implementation of Our Reverse Our Board of Directors Able to Elect to Abandon Such Proposed Stock Split Described Therein. Amendment and Not Effect the Reverse Stock Split Authorized by Stockholders, in its Sole Discretion, and, in Connection Therewith, to Decrease the Number of Authorized Shares of Our Common Stock on a Basis Proportional to the Reverse Stock Split Ratio. 4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022. B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. 1 14Apr22 U P X 21:00 5 4 1 3 4 8 + 03MVAA

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy—Aileron Therapeutics, Inc. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting June 15, 2022 Manuel C. Aivado M.D., Ph.D. and Richard J. Wanstall, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present online, at the Annual Meeting of Stockholders of Aileron Therapeutics, Inc. to be held on June 15, 2022 or at any postponement or adjournment thereof. This Proxy, when properly executed, will be voted as directed. If no direction is given, the Proxies will have authority to vote FOR Proposal 1 “Election of two Class II Directors”, FOR Proposal 2 “Approval of the Reverse Split Proposal”, FOR Proposal 3 “Approval of the Authorized Shares Proposal” and FOR Proposal 4 “Ratification of the Appointment of Independent Registered Public Accounting Firm”. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Virtual attendance of the undersigned at the Annual Meeting or at any adjournment thereof will not be deemed to revoke this Proxy unless the undersigned revokes this Proxy in writing or attends the annual meeting online and votes during the meeting. Unless voting by the internet or telephone, please complete, sign and date this proxy card and return it in the enclosed postage-prepaid envelope. (Items to be voted appear on reverse side)